Goldman Sachs Middle Market Lending Corp.

Goldman Sachs Middle Market Lending Corp. Announces Change to Virtual Meeting for the Special Meeting of Stockholders to be Held on October 2, 2020

NEW YORK— (BUSINESS WIRE) — September 10, 2020 — Goldman Sachs Middle Market Lending Corp. (“MMLC”) announced today a change in the location of its Special Meeting of Stockholders (the “Special Meeting”), at which holders of MMLC’s common stock (“MMLC Stockholders”) will consider and vote on MMLC’s proposed merger with Goldman Sachs BDC, Inc. (“GSBD”), along with a related proposal for which MMLC Stockholder approval will be sought (collectively, the “Proposals”). In light of public health concerns relating to the COVID-19 pandemic, the Special Meeting will be held in a virtual-only format, solely by means of remote communication. As previously announced, the Special Meeting will be held on Friday, October 2, 2020 at 10:30 a.m., Eastern Time. The virtual meeting and live audio webcast can be accessed at: www.virtualshareholdermeeting.com/MMLC2020SM.

As described in the proxy materials for the Special Meeting previously distributed, MMLC Stockholders of record as of the close of business on August 3, 2020 are entitled to receive notice of the Special Meeting and vote at the Special Meeting and any adjournments or postponements thereof. Further information regarding the Proposals can be found in the proxy materials previously mailed to MMLC Stockholders and filed with the Securities and Exchange Commission (“SEC”).

Log-in Instructions. To be admitted to the Special Meeting, you will need to log-in to www.virtualshareholdermeeting.com/MMLC2020SM using the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability, or email previously sent to MMLC Stockholders entitled to vote at the Special Meeting. The virtual meeting platform is supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the latest version of the applicable software and plugins. Access to the virtual meeting platform will open shortly prior to the start of the Special Meeting to allow time for you to log-in and test your device’s browser.

Technical Assistance. A support line will be available on the meeting website shortly prior to, and during, the Special Meeting to assist MMLC Stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

Voting Prior to or at the Annual Meeting. An online portal is available to MMLC Stockholders at www.proxyvote.com where you can view and download the proxy materials and vote your shares in advance of the Special Meeting. You may vote your shares during the Special Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/MMLC2020SM during the meeting. The proxy card and voting instruction form included with the previously distributed proxy materials (or notice of internet availability) will not be reissued and may continue to be used to vote shares in connection with the Special Meeting.

ABOUT GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

Goldman Sachs Middle Market Lending Corp. is a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940. MMLC was formed by The Goldman Sachs Group, Inc. (“Goldman Sachs”) to invest primarily in middle-market companies in the United States, and is externally managed by Goldman Sachs Asset Management, L.P., an SEC-registered investment adviser and a wholly-owned subsidiary of Goldman Sachs. MMLC seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien debt, unitranche loans, including last out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements that involve substantial risks and uncertainties, including the impact of COVID-19 on the business, future operating results, access to capital and liquidity of MMLC and its portfolio companies. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent MMLC’s belief regarding future events that, by their nature, are uncertain and outside of MMLC’s control. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the ability of the parties to consummate the merger on the expected timeline, or at all, failure of GSBD or MMLC to obtain the requisite stockholder approval for the Proposals (as defined below) set forth in the Proxy Statement (as defined below), the ability to realize the anticipated benefits of the merger, effects of disruption on the business of GSBD and MMLC from the proposed merger, the effect that the announcement or consummation of the merger may have on the trading price of GSBD’s common stock on the New York Stock Exchange, the combined company’s plans, expectations, objectives and intentions as a result of the merger, any decision by MMLC to pursue continued operations, any termination of the Amended and Restated Merger Agreement, future operating results of GSBD or MMLC, the business prospects of GSBD and MMLC and the prospects of their portfolio companies, actual and potential conflicts of interests with GSAM and other affiliates of Goldman Sachs, general economic and political trends and other factors, the dependence of GSBD’s and MMLC’s future success on the general economy and its effect on the industries in which they invest; and future changes in laws or regulations and interpretations thereof, and the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the SEC, including those contained in the Proxy Statement, when such documents become available, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving GSBD and MMLC, along with the related Proposals. In connection with the Proposals, each of GSBD and MMLC has filed relevant materials with the SEC, including a registration statement on Form N-14, which includes a joint proxy statement of GSBD and MMLC and a prospectus of GSBD (the “Proxy Statement”). The Proxy Statement was mailed to stockholders of GSBD and MMLC on or about August 11, 2020. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF EACH OF GSBD AND MMLC ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GSBD, MMLC, THE MERGER AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by GSBD, from GSBD’s website at http://www.goldmansachsbdc.com.

Participants in the Solicitation

GSBD and MMLC and their respective directors, executive officers and certain other members of management and employees of GSAM and its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of GSBD and MMLC in connection with the Proposals. Information about the directors and executive officers of GSBD and MMLC is set forth in the Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the GSBD and MMLC stockholders in connection with the Proposals are contained in the Proxy Statement and other relevant materials filed with the SEC. This document may be obtained free of charge from the sources indicated above.

Goldman Sachs Middle Market Lending Corp.

Investor Contact: Florina Mendez, 917-343-7823

Media Contact: Patrick Scanlan, 212-902-6164

Source: Goldman Sachs Middle Market Lending Corp.